As filed with the Securities and Exchange Commission on May 14, 1999 Registration No. 2-78066


SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials

                  ----------------------------------------------
     AMERICAN FEDERATION OF LABOR AND CONGRESS OF INDUSTRIAL ORGANIZATIONS
                          HOUSING INVESTMENT TRUST
                  ----------------------------------------------


PAYMENT OF FILING FEE:

[x]  No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a(6)-(i)(4) and 0-11.
     1) Title of Each Class of securities to which transaction applies:

---------------------------------------------------
     2) Aggregate Number of Securities to which transaction applies:

---------------------------------------------------
     3) Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
---------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
---------------------------------------------------
     5) Total fee paid:
---------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
---------------------------------------------------
    2) Form, Schedule or Registration Statement Number:
---------------------------------------------------
    3) Filing Party:
---------------------------------------------------
    4) Date Filed:
---------------------------------------------------

                               May 17, 1999





                     TO PARTICIPANTS, AFL-CIO HOUSING INVESTMENT TRUST



Enclosed is the Notice of the 1999 Annual Meeting of Participants and a Proxy Statement describing the election for Trustees, a proposed amendment of the Trust's charter and other indicated matters that are expected to come up at the meeting.

Also enclosed is a Proxy for each Participant noting the number of Units held by that Participant and the exact name in which those Units are registered. A Participant that does not wish to send a representative to the meeting should complete the Proxy and return it to us in the enclosed envelope as soon as possible. A copy of the Proxy may be faxed to us as long as the originally executed Proxy is postmarked no later than June 4, 1999, the date of the Annual Meeting.


                              Sincerely,

                              /s/ Stephen Coyle

                              Stephen Coyle
                              Chief Executive Officer





   PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY WITHIN FIVE DAYS OF RECEIPT






Enclosures

                         AFL-CIO HOUSING INVESTMENT TRUST
                          ------------------------------

                                       PROXY

                          ------------------------------



                        1999 Annual Meeting of Participants


     The undersigned hereby appoints Michael M. Arnold and ElChino M. Martin and each of them with power to act without the other and with full power of substitution, as proxies for and on behalf of the undersigned, to vote all Units of Participation which the undersigned is entitled to vote at the Annual Meeting of Participants to be held June 4, 1999 and all adjournments thereof, with all the powers that the undersigned would possess if personally present and particularly (but without limiting the generality of the foregoing) to vote and act as follows:

      (1) For the election of a Chairman to serve until the 2000 Annual Meeting of Participants and until his successor is elected and qualifies:

                               Richard Ravitch

            FOR  [  ]         AGAINST  [  ]           ABSTAIN   [  ]

     (2) For the election of four Class I Union Trustees and two Class I Management Trustees to serve until the 2002 Annual Meeting of Participants and until their successors are elected and qualify:

                 Linda Chavez-Thompson (Class I Union Trustee)

          FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

                 Francis Hanley (Class I Union Trustee)

          FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

                 Andrew Stern (Class I Union Trustee)

          FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

                 Richard Trumka (Class I Union Trustee)

          FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

                 Walter Kardy (Class I Management Trustee)

          FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

                 George Latimer (Class I Management Trustee)

          FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

     (3) For the approval of amendments to the Trust's Charter to modify certain of the criteria for state and local government-related projects and privately-collateralized loans in which the Trust is authorized to invest:

          FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

     (4) For ratification of the Board of Trustees' selection of Arthur Andersen LLP as independent public accountants for the Trust's 1999 fiscal year.

          FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

and upon such other matters as may properly come before the meeting.

          FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

     The Trustees recommend a vote FOR the above items. ANY PROXY NOT MARKED OTHERWISE WILL BE TREATED AS A VOTE FOR THE ITEMS. You may strike through or
                                     --
manually cross out the name of any nominee for Chairman or Trustee for which you wish to withhold authority to vote.

                    AFL-CIO Housing Investment Trust

               NOTICE OF 1999 ANNUAL MEETING OF PARTICIPANTS

-----------------------------------------------------------------------------

To Participants, AFL-CIO Housing Investment Trust:

     Notice is hereby given that the 1999 Annual Meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust"), a District of Columbia common law trust, will be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C., 20006 on Friday, June 4, 1999 at 4:00 pm for the following purposes:

1. To elect a Chairman to hold office until the 2000 Annual Meeting of Participants and until his successor is elected and qualifies;

2. To elect four (4) Class I Union Trustees and two (2) Class I Management Trustees to hold office until the 2002 Annual Meeting of Participants and until their respective successors are elected and qualify;

3. To approve amendments to the Trust's Charter to modify certain of the criteria for state and local government-related projects and privately-collateralized loans in which the Trust is authorized to invest;

4. To ratify the selection of Arthur Andersen LLP as the independent public accountants for the Trust's fiscal year ending December 31, 1999; and

5. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     The Board of Trustees has fixed the close of business on May 1, 1999 as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Accordingly, only Participants of record as of the close of business on that date are entitled to notice of and to vote at the Meeting or at any such adjournment. The transfer books of the Trust will not be closed.

                                 By Order of the Board of Trustees

                                 /s/ Stephen Coyle

                                 Stephen Coyle
                                 Chief Executive Officer

Dated:     May 17, 1999

                      AFL-CIO HOUSING INVESTMENT TRUST

                           -----------------------

                               PROXY STATEMENT

                           ------------------------


May 17, 1999


GENERAL MATTERS

  This Proxy Statement is furnished in connection with the solicitation of proxies for use at the annual meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust") to be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20006, on Friday, June 4, 1999, beginning at 4:00 pm and at any adjournment(s) thereof.

  A copy of the Trust's annual report for the year ended December 31, 1998 was previously mailed to each Participant entitled to vote at the Meeting together with financial statements for the fiscal year ended December 31, 1998. The Trust will furnish, without charge, a copy of the annual report for 1998 and the most recent semi-annual report succeeding the annual report, if any, to any Participant that requests one. Requests for reports should be made by placing a collect call to the Trust, at (202) 331-8055, directed to Stephanie Turman. Written requests may be directed to Michael Arnold, Executive Vice President - Marketing, AFL-CIO Housing Investment Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20006.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the Trust's Annual Meeting, Participants will act upon the matters outlined in the accompanying notice of Meeting, including the election of a Chairman of the Board of Trustees, election of Trustees, approval of proposed amendments to the Trust's Charter and ratification of the Trust's independent auditors. In addition, the Trust's management will respond to questions from Participants.

WHO IS ENTITLED TO VOTE?

     As of the close of business on May 1, 1999, the date set by the Board of Trustees as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the "Record Date"), there were 1,894,383.3831 Units of Participation of the Trust outstanding, each Unit being entitled to one vote. No shares of any other class of securities were outstanding as of that date.

     Only Participants of record as of the close of business on the Record Date, will be entitled to vote at the Meeting.

WHO CAN ATTEND THE MEETING?

     All Participants of the record date, or their duly appointed proxies, may attend the Meeting.

WHAT CONSTITUTES A QUORUM?

       A quorum for the Meeting is the presence in person or by proxy of Participants holding a majority of Units outstanding at the close of business on May 1, 1999. As of the record date, 1,894,383.3831 Units of Participation of the Trust were outstanding. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the Meeting.

HOW DO I VOTE?

     If the Proxy that is enclosed with this Proxy Statement is properly executed and returned, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the Proxy will be voted in accordance with the Trustees' recommendations set forth thereon.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Any Participant giving a Proxy may revoke it at any time before it is exercised by giving written notice to the Trust bearing a date later than the date of the Proxy, by submission of a later dated Proxy, or by voting in person at the Meeting, which any Participant may do whether or not such Participant has previously given a Proxy.

WHAT ARE THE BOARD OF TRUSTEE'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Trustees. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

     -     for election of the nominated Chairman (see page 3);

     -     for election of the nominated Trustees (see page 3);

     - for approval of the amendments to the Trust's Charter to modify certain of the criteria for state and local government-related projects and privately-collateralized loans in which the Trust is authorized to invest (see page 14); and

     - for ratification of the selection of Arthur Andersen LLP as the independent public accountants for the Trust's fiscal year ending December 31, 1999 (see page 17).

     With respect to any other matter that properly comes before the Meeting or any adjournment or adjournments thereof, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     As to Proposals I, II, III, and IV, the vote required for approval will be a majority of the Units represented in person or by proxy at the Meeting. Each Unit is entitled to one vote.

WHO ARE THE PRINCIPAL HOLDERS OF THE TRUST'S VOTING SECURITIES?

     The following table sets forth the beneficial ownership information as of May 1, 1999, with respect to each Labor Organization and Eligible Pension Plan (as each of those terms is defined in the Trust's Declaration of Trust) known to the Trust to be the beneficial owner of more than 5 percent (that is more than 94,719.1692 Units) of the Trust's 1,894,383.383 outstanding Units of Participation. Because only Labor Organizations and Eligible Pension Plans are eligible to own Units of Participation in the Trust, no Units of Participation are owned by any Trustee or nominee individually. The Units are the only class of securities or units of beneficial ownership issued by the Trust.

Name and Address of Beneficial Owner   Number of Units  Percent of Total Units

Central Pension Fund of the
International Union of
Operating Engineers
415 Chesapeake Street, N.W.
Washington, D.C.  20016                104,466.6829 Units        5.5%

WHO IS MAKING THE SOLICITATION ON BEHALF OF THE TRUST?

     The Proxy is being solicited by the Board of Trustees of the Trust through the mail. The cost of solicitation will be paid by the Trust.
Further solicitation of proxies may be made by telephone or oral communication with some Participants following the original solicitation. Any such further solicitation will be made by Trustees or officers of the Trust who will not be compensated therefor. The date on which proxy materials were first mailed to Participants was May 17, 1999.

                             ELECTION OF TRUSTEES

PROPOSAL I:     TO ELECT THE CHAIRMAN

PROPOSAL II:    TO ELECT FOUR (4) CLASS I UNION TRUSTEES AND TWO (2) CLASS I
                MANAGEMENT TRUSTEES

     Under the Trust's Declaration of Trust, the Board of Trustees may have up to 25 Trustees. Up to 12 Trustees may be Union Trustees, up to 12 Trustees may be Management Trustees, and one Trustee is to be the Chairman. The Board of Trustees currently consists of 21 Trustees, 12 of whom are Union Trustees (Chavez-Thompson, Coia, Georgine, Hanley, Hill, Hurt, Joyce, Maddaloni, Monroe, Stern, Sweeney and Trumka), 8 of whom are Management Trustees (Cullerton, Duvernay, Fleischer, Kardy, Latimer, Spear, Stanley and Wiegert), and one of whom is the Chairman (Ravitch). Proxies will not be voted for a greater number of persons than the number of nominees named.

     The Declaration of Trust divides the Union and Management Trustees into three Classes. Each Class is required to have, insofar as the pool of Trustees permits, an equal number of Union and Management Trustees. The term of each Class expires at the third annual meeting following its election; the term of one Class expires each year. At each annual meeting, the Participants elect a Chairman to serve until the next annual meeting and such number of Trustees as is necessary to fill vacancies in the Class whose terms expire as of that meeting and any Trustee appointed to complete the remainder of a term.

The terms of office of Trustees Chavez-Thompson*, Hanley*, Kardy, Latimer, Stern* and Trumka* and Chairman Ravitch will expire on the day of the Meeting. The principal occupations and business experience for the past five years of these Class I Trustees standing for reelection are described below under "Nominees for Reelection."

     If a proxy in the enclosed form is received from a Participant, the Units of Participation represented by such Proxy will be voted for the nominees listed below (unless otherwise indicated on the proxy). Class I Trustees will serve for three-year terms ending in 2002 and until their respective successors are elected and qualify.

     Although the Trust does not contemplate that any of the nominees will be unavailable for election, if a vacancy in the slate of nominees should be occasioned by death or other unexpected occurrence, it is currently intended that the proxies will be voted for such other persons, if any, as the Executive Committee may recommend.


NOMINEES FOR REELECTION

     The following information was furnished to the Trust by each nominee and sets forth the name, age, principal occupation or employment of each nominee and the period during which he or she has served as a Trustee of the Trust. Each nominee has consented to be named in this Proxy Statement and to serve on the Board of Trustees if elected.


                         Principal Occupation/                Trustee
Name               Business Experience During Past 5 Years     Since      Age
-----------        ---------------------------------------   ---------    ----
Richard Ravitch         Principal,                                1992     65
                        Ravitch, Rice & Co., LLC
                        formerly, President and Chief Executive
                        Officer, Player Relations Committee
                        of Major League Baseball
                        formerly, Chairman, Aquarius Management
                        Corporation(limited profit housing
                        project management)
                        formerly, Chairman and Chief Executive
                        Officer, Bowery Savings Bank

Linda Chavez-Thompson*  Executive Vice President,                 1996     54
                        AFL-CIO; formerly, International
                        Vice President, American Federation
                        of State, County and Municipal
                        Employees

Francis X. Hanley*      General President (formerly General       1990     68
                        Secretary-Treasurer) International
                        Union of Operating Engineers

Walter Kardy            President, Specialty Contractor's         1996     70
                        Management Inc.



*Interested Person of the Trust. See "Executive Officers" for further discussion.

                         Principal Occupation/                Trustee
Name               Business Experience During Past 5 Years     Since      Age
-----------        ---------------------------------------   ---------    ----
George Latimer          Chief Executive Officer, National         1996     63
                        Equity Fund (a tax credit
                        investment company); Professor of
                        Urban Studies, Macalster College;
                        formerly, Director, Special Actions
                        Office, HUD

Andrew Stern*           President, Service Employees              1998     48
                        International Union

Richard L. Trumka*      Secretary-Treasurer, AFL-CIO;             1995     49
                        formerly, President, United Mine
                        Workers of America

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" THE REELECTION OF THE NOMINATED CHAIRMAN AND TRUSTEES.

INCUMBENT TRUSTEES

     The following incumbent Trustees will continue in office in accordance with the Trust's Declaration of Trust, and are expected to stand for reelection at subsequent annual meetings of Participants.


                         Principal Occupation/                Trustee
Name               Business Experience During Past 5 Years     Since      Age
-----              ---------------------------------------   ---------    ----

Arthur A. Coia*         General President (formerly,           1993        55
                        Secretary-Treasurer), Laborers'
                        International Union of North America



*Interested Person of the Trust. See "Executive Officers" for further discussion.

                         Principal Occupation/                Trustee
Name               Business Experience During Past 5 Years     Since      Age
-----              ---------------------------------------   ---------    ----
John E. Cullerton       Chairman, Central Pension Fund of      1995        83
                        the International Union of Operating
                        Engineers and Consultant to the Hotel
                        Employees and Restaurant Employees
                        International Union; formerly Fund
                        Advisor to Trustees for the Hotel
                        Employees and Restaurant Employees
                        International Union Health, Welfare
                        and Pension Funds

Terrence R. Duvernay    Public Finance Division, Legg Mason;    1995       56
                        formerly Director, Public Finance
                        Group, CS First Boston Corp.;
                        formerly Deputy Secretary, U.S.
                        Department of Housing and Urban
                        Development; formerly Executive
                        Director, Georgia Housing and Finance
                        Authority and Michigan State Housing
                        Development

Alfred J. Fleischer     Chairman, Fleischer-Seeger               1992      78
                        Construction Corporation; formerly
                        Director, National Corporation for
                        Housing Partnerships of Washington,
                        D.C.

Robert A. Georgine*     President, Building and Construction     1982      66
                        Trades Department AFL-CIO; Chairman
                        and Chief Executive Officer, Union
                        Labor Life Insurance Company

Edwin D. Hill*          Secretary, International Brotherhood     1998      61
                        of Electrical Workers; formerly
                        International Vice President,
                        International Brotherhood of Electrical
                        Workers Third District Office

Frank Hurt*             President, Bakery, Confectionery         1993      60
                        & Tobacco Workers and Grain Millers
                        International Union

John T. Joyce*          President, International Union of        1993      63
                        Bricklayers and Allied
                        Craftworkers; Director, Union Labor
                        Life Insurance Company


*Interested Person of the Trust. See "Executive Officers" for further discussion.

                         Principal Occupation/                Trustee
Name               Business Experience During Past 5 Years     Since      Age
-----              ---------------------------------------   ---------    ----
Martin J. Maddaloni*    President, United Association of         1998      58
                        Journeymen and Apprentices of the
                        Plumbing and Pipe Fitting Industry
                        of the United States and Canada
                        ("UA"); formerly International Vice
                        President, UA District 2; formerly
                        International Representative, UA;
                        formerly Special Representative, UA

Michael Monroe*         General President, International         1998      48
                        Brotherhood of Painters and Allied
                        Trades, AFL-CIO

Marlyn J. Spear         Chief Investment Officer, Milwaukee      1995      45
                        and Vicinity Building Trades United
                        Pension Trust Fund; formerly Investment
                        Coordinator

Tony Stanley            Executive Vice President and Director,   1985      65
                        TransCon Builders, Inc. (building
                        construction)

John Sweeney*           President, AFL-CIO; formerly             1981      64
                        International President, Services
                        Employees International Union

Patricia F. Wiegert     Retirement Administrator, Contra         1995      52
                        Costa County (California) Employees'
                        Retirement Association

EXECUTIVE OFFICERS

     The executive officers of the Trust are elected by the Board of Trustees and serve one-year terms. The executive officers of the Trust are as follows:

     Stephen Coyle*, age 53, has served as Chief Executive Officer of the Trust since 1992. Mr. Coyle served as Director of the Boston Redevelopment Authority from July 1984 to January 1992. Prior to that, he served as Chief Executive Officer of John Carl Warnecke & Associates in San Francisco, a national firm for architecture and urban design. From 1977 through 1980, Mr. Coyle served the Federal Government in Washington, D.C. as Deputy Under Secretary of the United States Department of Health and Human Services and Executive Assistant to the Secretary of the United States Department of Housing and Urban Development. Mr. Coyle earned his Bachelor's degree from Brandeis University, his Master's degree from the Harvard Kennedy School of Government, and a law degree from Stanford Law School.

     Michael M. Arnold*, age 59, became Executive Vice President in April 1999. From 1985 until 1999, he served as the Trust's Director of Investor Relations. Mr. Arnold joined the Trust after being employed by the AFL-CIO Human Resources Development Institute (HRDI) since 1969. During his tenure with HRDI, he held the positions of area representative, regional director, assistant director and executive director. As executive director during the six years prior to being employed by the Trust, he was responsible for overall

*Interested Person of the Trust. See "Executive Officers" for further discussion. administration and fiscal affairs and the general supervision of staff located at the national office in Washington, D.C. and in field offices in 59 major metropolitan areas of the country. During this period, Mr. Arnold had extensive experience in working with officers and staff of international, state and local labor organizations. In 1967-68, Mr. Arnold was manpower coordinator and labor liaison officer with the Dallas Community Action Agency. He is a 38-year member and former local union officer of the International Union of Bricklayers and Allied Craftsworkers, and is also a licensed real estate broker.

     ElChino M. Martin*, age 38, became General Counsel in January 1998. Mr. Martin joined the Trust in 1992. From 1992 until 1993, he served as Special Counsel, when he became Chief of Staff. From 1995 until his appointment as General Counsel, he served as Chief of Staff and Development Counsel. Prior to joining the Trust, from 1988 to 1992, Mr. Martin was an associate in the Real Estate Department of Morrison & Foerster. From 1986 until 1988, he served as law clerk to the Honorable Gabrielle K. McDonald, U.S. District Court for the Southern District of Texas. Mr. Martin earned his Bachelor of Arts degree from the University of North Carolina at Chapel Hill and his Juris Doctor degree from Yale Law School.

     Harry W. Thompson*, age 39, was appointed Controller in December 1997. Mr. Thompson joined the Trust in 1991. From 1991 until 1993, he served as Deputy Financial Manager, when he became Controller. Prior to joining the Trust, from 1988 through 1991, Mr. Thompson was the Controller for Rosewood Residential, an apartment developer and its predecessor Property Company of America. From 1985 to 1988, Mr. Thompson held Asset Manager positions with CRI Inc. and Shelter Can-American. From 1982 to 1985, Mr. Thompson was on the audit staff of KMG/Main Hurdman, an international accounting firm. Mr. Thompson is a certified public accountant and earned his Bachelor of Science in Business Administration degree, with a double major in professional accounting and finance, from The American University.

     Patton H. Roark, Jr.*, age 32, was appointed Portfolio Manager in December 1997. Mr. Roark joined the Trust in 1993 as Assistant Portfolio Manager. Prior to joining the Trust, from 1990 to 1993, Mr. Roark was a Senior Consultant for Price Waterhouse, an international accounting firm. From 1989 to 1990, Mr. Roark was an internal auditor with the Inspector General's office of the Office of Personnel Management. Mr. Roark is a Chartered Financial Analyst, Certified Public Accountant and Certified Internal Auditor, and earned his Bachelors of Science degree in accounting from Shepherd College.

     The Trustees and executive officers listed above whose names are marked in this Proxy Statement with an asterisk (*) may be considered "interested persons" of the Trust, within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended ("Investment Company Act") because of their employment by the Trust, the AFL-CIO, sponsor of the Trust, or one of the member unions of the AFL-CIO, although the Trust does not concede that they are interested persons within the meaning of that Section.

     Because the Trust purchases its investments on a "net" basis, the Trust paid no commissions during the 1998 fiscal year on its transactions.

     There have been no transactions since the beginning of the Trust's last fiscal year and there are no currently proposed transactions to which the

*Interested Person of the Trust. See "Executive Officers" for further discussion.

Trust was or is to be a party, in which the amount involved exceeds $60,000 and in which any of the following persons had or will have a material interest: (a) any Trustee or executive officer of the Trust; (b) any member of the immediate family of the foregoing persons; or (c) any Participant known to the Trust to own of record or beneficially more than 5 percent of the Trust's outstanding Units of Participation. None of the foregoing persons or Participants has been indebted to the Trust since the beginning of its last fiscal year in an amount in excess of $60,000 (nor has any corporation or organization of which any of the foregoing persons is an executive officer, partner or 10 percent beneficial owner, or any trust or other estate in which any of the foregoing persons is a trustee or has a substantial beneficial interest).


ORGANIZATION OF THE BOARD OF TRUSTEES

     The Trust maintains four committees: the Executive Committee, the Asset Management and Program Development Committee, the Marketing Committee, and the Legal and Audit Committee. The Executive Committee is currently composed of Chairman Ravitch, who serves as chairman of the Committee, Management Trustee Stanley, who serves as vice chairman of the Committee, and Union Trustee Sweeney*. The Executive Committee has all the authority of the Board of Trustees when the Board is not in session and met 9 times during 1998. The Executive Committee also functions as a nominating committee. In such capacity, it will consider nominees recommended by security holders. As of the date hereof, it has not established any specific procedures to be followed in submitting recommendations.

     The Asset Management and Program Development Committee monitors the Trust's investment practices and policies, reviews proposed changes thereto, and considers new investment practices and policies. This Committee is currently composed of Union Trustees Hanley*, Hill* and Stern*, and Management Trustees Duvernay, Latimer, Spear and Stanley. Mr. Stanley served as chairman of this Committee, which met 2 times during 1998.

     The Marketing Committee oversees the marketing policies and strategies of the Trust. This Committee is currently composed of Union Trustees Chavez-Thompson*, Maddaloni* and Monroe*, and Management Trustees Fleischer, Kardy and Spear. Mr. Fleischer served as chairman of this Committee, which met 2 times during 1998.

     The Legal and Audit Committee monitors the legal and accounting practices and performance of the Trust's staff and of its counsel and independent public accountants. This Committee is currently composed of Management Trustees Cullerton, Latimer, Stanley and Wiegert, and Union Trustees Trumka*, Hurt* and Joyce*. Mr. Hurt served as chairman of this Committee, which met 2 times during 1998.

     No committee functions as a compensation committee as such. The Executive Committee, however, does make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as trustees, and compensation payable to executive officers.



*Interested Person of the Trust. See "Executive Officers" for further discussion.

     The Board of Trustees met 2 times during the Trust's fiscal year ended December 31, 1998, while the four committees of the Board of Trustees met a
total of      times. Trustees    and     attended fewer than 75 percent of the
aggregate of the total number of Board of Trustees meetings and total number of meetings of all committees of which they were members during the 1998 fiscal year.


              COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

     During the fiscal year ended December 31, 1998, the Chairman received an annual fee of $10,000. The Trust paid each Management Trustee who did not waive such fee $500 per day for attendance at Board of Trustees meetings and committee meetings. The Trust paid no fee to any Union Trustee. The aggregate compensation paid to Trustees in the year ended December 31, 1998 was $16,500. The Trust reimbursed all Trustees for out-of-pocket expenses incurred in attending Board of Trustees and committee meetings.

     During the fiscal year ended December 31, 1998, the Trust employed Stephen Coyle as Chief Executive Officer pursuant to an employment agreement. During that period, Mr. Coyle's compensation from the Trust was $152,695 in salary and cash compensation, $80,718 of deferred compensation and interest on compensation previously deferred received in lieu of participation in the Retirement Plan, and $1,350 in matching funds under the AFL-CIO Housing Investment Trust 401(k) Retirement Plan (the "401(k) Plan"). Pursuant to his employment agreement, Mr. Coyle also received health and welfare and life insurance benefits substantially equivalent to those provided by the AFL-CIO for department heads.

     The following table sets forth all compensation, including deferred compensation, which was paid during 1998 to all executive officers and directors of the Trust.

                           1998 COMPENSATION TABLE

NAME OF PERSON,     AGGREGATE      PENSION          ESTIMATED    TOTAL
POSITION            COMPENSATION   OR RETIREMENT    ANNUAL       COMPENSATION
                    FROM TRUST<F1> BENEFITS         BENEFITS     FROM TRUST
                    ($)            ACCRUED AS       UPON         PAID TO
                                   PART OF TRUST    RETIREMENT   DIRECTORS<F3>
                                   EXPENSES ($)     <F2>($)      ($)
------------------------------------------------------------------------------
Stephen Coyle<F4>
 Chief Executive                                   can not be    not
 Officer               152,695        82,068       determined    applicable

Michael M. Arnold<F5>
  Director of                                                    not
  Investor Relations   112,691        29,299       59,133        applicable

James D. Campbell<F6>
 Chief Investment                                                not
 Officer               134,207        27,744       23,073        applicable


ElChino Martint<F7>                                              not
  General Counsel      139,433        24,373      20,610         applicable

Harry Thompson<F8>                                               not
  Controller           112,936        21,815      25,635         applicable

Patton H. Roark, Jr.<F9>
 Portfolio                                                       not
 Manager                98,151        17,309      13,635         applicable

Richard Ravich,
 Chairman               10,000             0           0         10,000

Arthur A. Coia*,             0             0           0              0

Linda Chavez-
  Thompson,*
  Union Trustee              0             0            0             0

Terence R. Duvernay,
  Management Trustee         0             0            0             0

Alfred J. Fleischer,
  Management Trustee         0             0            0             0

Robert A. Georgine*,
  Union Trustee              0             0            0             0

Francis X. Hanley*,
  Union Trustee              0             0            0             0



Frank Hurt*,                 0             0            0             0
  Union Trustee

John T. Joyce*,              0             0            0             0
  Union Trustee

Walter Kardy,                0             0            0             0
  Management Trustee

George Latimer,          1,000             0            0             0
  Management Trustee

Michael Monroe*,             0             0            0             0
 Union Trustee

Marlyn J. Spear,
  Management Trustee         0             0            0             0

Tony Stanley,
  Management Trustee     5,500             0            0         5,500

John Sweeney*,               0             0            0             0
  Union Trustee

Richard Trumka*,             0             0            0             0
  Union Trustee

Patricia F. Wiegert,         0             0            0             0
  Management Trustee

All Directors and
 Officers as a Group**
 (23 persons)          $ 766,613  $  202,608     $142,085       $16,500
----------------------
*Interested Person of the Trust.  See "Information Regarding the Trust" for
further discussion.

**In addition, the Trust has an additional 22 employees who received compensation in excess of $60,000 from the Trust during 1998; these employees are not involved in the management of the Trust's portfolio.


---------------------
<F1> Compensation figures represent 100% of each executive officer's compensation for time devoted to Trust matters. Approximately 30% of Mr. Coyle's time, 38% of Mr. Arnold's time, 17% of Mr Campbell's time, 0% of Mr. Martin's time, 7% of Mr. Thompson's time and 0% of Mr. Roarks's time , was devoted to matters relating to the AFL-CIO Building Investment Trust ("BIT"). Mr. Coyle received compensation from BIT Limited Partnership in addition to the amount set forth above.

<F2> The Internal Revenue Code limits the permissable benefit payments that may be paid under the Retirement Plan. Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than as shown, depending on several factors, including, but not limited to, the employee's years of service, level of compensation, and actual year of retirement.

<F3> Includes compensation on from the Trust and all other registered 1940 Act companies that have a common investment advisor with the Trust, or an investment advisor that is an affiliated person of the Trust's investment advisor.

<F4> Aggregate Compensation includes $8,058 of deferred compensation in 1998 under the 401(k) Plan, and excludes compensation deferred in lieu of participation in the Retirement Plan, and interest thereon. Pension or Retirement Benefits Accrued as Part of Trust Fund Expenses includes $1,350 of matching funds accrued under the 401(k) Plan and $80,718 of deferred compensation in lieu of participation in the Retirement Plan. The total amount of compensation deferred by Mr. Coyle through December 31, 1998 in lieu of participation in the Retirement Plan, including interest, is $372,146, and the total amount deferred under the 401(k) Plan, through December 31, 1998, including interest and Trust matching, is $20,630.

<F5> Aggregate Compensation includes $10,000.00 of deferred compensation in
     1998 under the 401(k) Plan and excludes amounts contributed to the Retirement Plan on Mr. Arnold's behalf. Pension or Retirement Benefits Accrued as Part of Trust Fund Expenses includes $1,350 of matching funds accrued under the 401(k) Plan and $27,949 contributed to the Retirement Plan in 1998. The total amount of compensation deferred by Mr. Arnold as of December 31, 1998 under the 401(k) Plan, including interest and Trust matching, is $298,977.

<F6> Aggregate Compensation includes $9,832 of deferred compensation in
     1998 under the 401(k) Plan and excludes amounts contributed to the Retirement Plan on Mr. Campbell's behalf. Pension or Retirement Benefits Accrued as Part of Trust Fund Expenses includes $1,350 of matching funds accrued under the 401(k) Plan and $26,394 contributed to the Retirement Plan in 1998. The total amount of compensation deferred by Mr. Campbell as of December 31, 1998 under the 401(k) Plan, including interest and Trust matching, is $20,804.

<F7> Aggregate Compensation includes $10,000 of deferred compensation in
     1998 under the 401(k) Plan and excludes amounts contributed to the Retirement Plan on Mr. Martins behalf. Pension or Retirement Benefits Accrued as Part of Trust Fund Expenses includes $1,350 of matching funds accrued under the 401(k) Plan and $23,023 contributed to the Retirement Plan in 1998. The total amount of compensation deferred by Mr. Campbell as of December 31, 1998 under the 401(k) Plan, including interest and Trust matching, is $101,000.

<F8> Aggregate Compensation includes $10,000 of deferred compensation in
     1998 under the 401(k) Plan and excludes amounts contributed to the Retirement Plan on Mr. Thompson's behalf. Pension or Retirement Benefits Accrued as Part of Trust Fund Expenses includes $1,350 of matching funds accrued under the 401(k) Plan and $20,465 contributed to the Retirement Plan in 1998. The total amount of compensation deferred by Mr. Thompson as of December 31, 1998 under the 401(k) Plan, including interest and Trust matching, is $87,610.

<F9> Aggregate Compensation includes $2,860 of deferred compensation in
     1998 under the 401(k) Plan and excludes amounts contributed to the Retirement Plan on Mr. Roark's behalf. Pension or Retirement Benefits Accrued as Part of Trust Fund Expenses includes $1,350 of matching funds accrued under the 401(k) Plan and $15,959 contributed to the Retirement Plan in 1998. The total amount of compensation deferred by Mr. Roark as of December 31, 1998 under the 401(k) Plan, including interest and Trust matching, is $21,121.

     Prior to October 1, 1990, the Trust had not established or adopted any bonus, profit sharing, pension, retirement, stock purchase or other compensation or incentive plans for its officers and employees. Personnel (other than the Chief Executive Officer) were provided pursuant to a Personnel Contract between the Trust and the AFL-CIO, whereby the Trust reimbursed the AFL-CIO for the AFL-CIO's costs of employing the personnel. While the Personnel Contract was in effect, the personnel participated in the AFL-CIO Deferred Compensation Plan, a defined contribution plan, and were subject to the AFL-CIO Staff Retirement Plan ("Retirement Plan"), a defined benefit plan. Any amounts contributed by the AFL-CIO on behalf of such personnel pursuant to the Retirement Plan were reimbursed by the Trust pursuant to the Personnel Contract. The Trust adopted the Retirement Plan for all of its employees except for its Chief Executive Officer, effective as of October 1, 1990.
Also, effective October 1, 1990, the Trust adopted the 401(k) Plan described below for all of its employees including its Chief Executive Officer (and subsequent Chief Executive Officers).

THE RETIREMENT PLAN

     Under the Retirement Plan, contributions are based on an eligible employee's base salary. In general, rates are determined actuarially every other year. The Retirement Plan was funded by employer contributions at rates of 17.4% of eligible employees' base salaries during the twelve months ended December 31, 1998. During 1998, the base salaries of Mr. Arnold, Mr. Campbell, Mr. Martin, Mr. Thompson and Mr. Roark were $160,925, $152,000, $132,573, $117,767 and $91,889, respectively.

     The Retirement Plan is open to employees of the AFL-CIO and other participating employers which are approved by the Retirement Plan's board of trustees and that make contributions to the Retirement Plan on their behalf. Such employees become members of the Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

    The Retirement Plan provides a normal retirement pension to eligible employees for life, beginning at age 65. The amount of this pension depends on salary and years of credited service at retirement. Eligible employees will receive 3.00 percent of the average of their highest three years' earnings ("Final Average Salary") for each year of credited service up to 25 years, and 0.5 percent of their Final Average Salary of each year of credited service over 25 years. Eligible employees must have at least five years of service to retire and receive a monthly pension. Eligible employees generally earn credited service toward their pension for each year that they work for a participating employer.

    An eligible employee can also receive full benefits after reaching age 55, if his or her age plus his or her years of service equals 80 or more. It is also possible for an employee who meets the combination of 80 requirement to retire after age 50, but in such event benefits would be reduced 4 percent for each year or portion thereof that the employee is less than 55 years old.

    Set forth below is a table showing estimated annual benefits payable upon retirement<F10> in specified compensation and years of service classifications. As of December 31, 1998, Mr. Arnold, Mr. Campbell, Mr. Martin, Mr. Thompson and Mr. Roark have approximately 14, 6, 6, 8 and 6 credited years of service, respectively, under the Retirement Plan.

<F10> The Internal Revenue Code limits the permissable benefit payments that may be paid under the Retirement Plan. Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than as shown, depending on several factors, including, but not limited to, the employee's years of service, level of compensation, and actual year of retirement.

                                Years of Service

     Final
Average Salary         15<F11>     20<F11>    25<F11>    30<F12>    35<F12>
--------------      -------       -------    -------    --------   -------

    50,000          $  22,500     $ 30,000   $ 37,500   $ 38,750  $ 40,000
    70,000             31,500       42,000     52,500     54,250    56,000
   100,000             45,000       60,000     75,000     77,500    80,000


<F11> 3.00 percent per year up to 25 years.
<F12> 0.5 percent per year for years over 25 years.

THE 401(K) PLAN

     Under the 401(k) Plan, an eligible employee may agree with the Trust to set aside up to 15 percent of his or her total compensation, up to a maximum of $10,000 in 1999. In 1999, the Trust will match dollar-for-dollar the first $1,450 contributed. The amount set aside by an eligible employee and the amount of the Trust's matching contribution, if any, will be deposited in a trust account in the employee's name. Every employee of the Trust is eligible to participate in the 401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien.

     When a participating employee terminates his or her employment, retires or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the trust account on the employee's behalf, the additional amounts that the Trust contributed to the trust account on the employee's behalf, plus income (less the employee's allocated share of expenses) earned on these contributions.

     If the employee continues to work for the Trust, the employee cannot withdraw these amounts unless the employee has a financial hardship. A financial hardship is an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the purchase of a primary residence, the payment of tuition and related educational fees and the need to prevent eviction from, or foreclosure on the mortgage of, the employee's primary residence. The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount, up to the balance in the employee's account, to meet the immediate financial need.

     The amount in an employee's account must be distributed to the employee in one lump sum or in periodic installments beginning the April 1 of the year following the year in which the employee reaches age 70 1/2. Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan or the termination of the employee's employment. An employee will be entitled to receive a distribution of the amounts in their account upon the employee's attainment of age 65.

     A participating employee may borrow from his or her account subject to certain prescribed limitations.

          The following table sets forth the amounts paid or distributed pursuant to the 401(k) Plan in 1998 to the executive officers listed in the Compensation Table above, and the amounts deferred and accrued pursuant to the 401(k) Plan for the accounts of such individuals during 1998, the distribution or unconditional vesting of which are not subject to future events.


Name of Individual        Amount paid or                          Employer
Number of Group           Distributed ($)   Amount Deferred ($)   Matching ($)
------------------        ---------------   -------------------   -----------

Stephen Coyle                -0-                8,058              1,350

Michael M. Arnold            -0-               10,000              1,350

James D. Campbell            -0-                9,832              1,350

ElChino M. Martin            -0-               10,000              1,350

Harry W. Thompson            -0-               10,000              1,350

Patton H. Roark, Jr.         -0-                2,860              1,350

All executive officers
as a group(6 persons)        -0-               50,750              8,100




PROPOSAL III:     TO APPROVE AMENDMENTS TO THE TRUST'S CHARTER TO MODIFY
                  CERTAIN OF THE CRITERIA FOR STATE AND LOCAL GOVERNMENT-
                  RELATED PROJECTS AND PRIVATELY-COLLATERALIZED LOANS IN WHICH
                  THE TRUST IS AUTHORIZED TO INVEST

     Under the Declaration of Trust, the Trust is authorized to invest in construction and/or permanent loans and securities that are (i) supported by a full faith and credit guaranty of a state/local government or agency having general taxing authority; or (ii) supported by a guaranty of at least 75% of the principal amount of such loan or security from a state insurance or guaranty program having a credit rating of "A-1" by S&P; or (iii) issued or guaranteed by a housing finance agency designated "top tier" or having a general obligation rating of "A" or better from S&P, provided that the loans or securities have certain guaranties or security from the state or agency. The Trust also has the authority to invest in construction (but not permanent) loans or related securities made or issued by any state or local government or agency (whether or not rated) or any private lender as long as the investments are secured or collateralized by : (i)cash placed in escrow with a third party by a state or local government or agency; or (ii)a letter of credit from an entity rated "B" or high by Thomson Bankwatch; or (iii) a guaranty from an entity (public or private) with a short-term rating of "A-1" from S&P, for guaranties of 12 months or less, or with a long-term rating in one of the two rating highest categories for guaranties longer than 12 months.

     The Board of Trustees has approved, subject to approval by the Participants at the Meeting, amendments to the Trust's Declaration of Trust which will permit the Trust to invest in construction and/or permanent loans or related securities made or issued by any state or local government or agency or instrumentality thereof and construction and/or permanent loans or related securities made or issued by any private or public lender as long as such loans or securities are fully collateralized or secured by: (i) cash placed in escrow with a third party by a state or local government or agency or instrumentality thereof; or (ii) a letter of credit, insurance or other form of guaranty from an entity (public or private) with an S&P rating of "A" or better (or a comparable rating by another statistical rating agency). The aggregate amount of investments made under this authority, together with all other state and local government-related investments then-held by the Trust, may not exceed 30% of the Trust's net assets.

     At least 70% of the mortgage-backed securities and mortgage loans in which the Trust invests or that back the Trust's investment must either be federally insured or guaranteed or be issued or guaranteed by Fannie Mae or Freddie Mac. The amendments do not change this requirement and the Trust intends to concentrate its investment in these types of mortgage loans and mortgage-backed securities to the extent that market conditions permit, consistent with the overall objectives of the Trust.

HOW WILL THESE CHANGES HELP THE TRUST MEET ITS GOALS?

     These changes are designed to expand the Trust's range of investment products, thereby increasing the investment opportunities available to the Trust, to permit the Trust to invest in loans or securities which are made or issued by any state and local government agency or instrumentality as long as the required collateral or security is provided and to give the Trust additional tools with which to manage its portfolio, all without materially increasing the risk associated with the Trust's portfolio. The investment criteria for state and local government-related and privately-collateralized investments set forth in the Declaration of Trust were developed at a time when real estate market conditions were significantly different than those existing today and the Trust needs additional investment opportunities in light of current market conditions.

     In 1980, the Federal Housing Administration of the United States Department of Housing and Urban Development ("FHA") insured 42% of all mortgage loans originated for new multifamily construction in the United States. By 1997, this percentage had declined to 10.34%. In addition, FHA-insured loans, as well as loans securitized by Fannie Mae and Freddie Mac are subject to statutory limits. In the case of FHA-insured mortgage loans, the statutory limits have not been increased since March, 1993. These statutory limits restrict the investment opportunities available to the Trust under the FHA insurance program and under the Government National Mortgage Association ("GNMA"), Fannie Mae and Freddie Mac guaranty programs in high cost, heavily unionized regions of the country such as New York, Boston and San Francisco. In addition, Fannie Mae's market rate program is targeted to "mid-tier" cities; rather than the older urban areas with higher rates of unionization which have been the Trust's traditional focus.

     Neither Fannie Mae nor Freddie Mac has a standardized, cost-effective program to guaranty loans during their construction periods. This often results in a situation in which the Trust receives one form of credit enhancement (often a guaranty from a private lender) for an investment during its construction phase, followed by a Fannie Mae guaranty of the permanent loan investment. The use of such multiple forms of credit enhancement can necessitate a cumbersome, unwieldy financing structure and result in transaction costs, guaranty fees and other costs to the project developer which are significantly in excess of those which would be required to obtain a single form of credit enhancement over the life of the investment.

     Investments which are insured by FHA or guaranteed by GNMA, Fannie Mae and Freddie Mac have standardized terms and conditions, including prepayment provisions, loan maturity, amortization requirements and the like. As a result, the terms of a specific investment cannot be individually tailored to meet the Trust's portfolio management objectives.

     Finally, many state and local housing agencies which do not have either a "top tier" or an "A" rating originate desirable investments which are secured or collateralized by guaranties or other security provided by a lender or other financial institution rated "A" or better. Under its current authority, the Trust may not purchase such investments, even though the Trust could purchase a similar investment if it were issued by a state or local housing agency which has a "top tier" or "A" rating.

     In light of these market conditions, the amendments will permit the Trust to work with more state and local housing finance agencies nationwide, as well as with private lenders, to develop additional and more flexible investment opportunities for the Trust. These agencies and lenders are not bound by the statutory cost limitations imposed upon FHA, Fannie Mae and Freddie Mac loans
and can make needed loans in highly unionized, older urban areas.   In
addition, the bulk of mortgage loans for new construction and substantial rehabilitation multifamily projects made today are made by private lenders. The use of credit enhancement from "A" rated entities for construction and permanent mortgage loans will also permit the Trust to use a single source of credit enhancement for investments which now require different forms of credit enhancement during the construction and permanent loan periods, reducing transaction costs and guaranty fees and simplifying financing structures. Working with state and local housing agencies and private sources of credit enhancement, the Trust expects that investments made under this authority can also be structured to provide the yields, maturities and loan terms that the Trust needs to integrate its origination goals and portfolio management objectives. At the same time, all of the investments under this authority would be fully collateralized or secured by cash or by a letter of credit, insurance or other form of guaranty from an entity rated "A" or higher.

HOW WILL THE AMENDMENTS AFFECT THE RISK PROFILE OF THE TRUST?

     Because investments that would be made under this new authority would have to be fully secured or collateralized with cash or a letter of credit, insurance or other form of guaranty rated "A" or higher, management believes that the new authority is consistent with the Trust's current authority to make secured investments and that the amendments do not significantly alter the risk profile of the Trust. As with other existing investment options, there is no requirement that an investment of this type be rated or ratable. While a rating on an obligation does not provide any assurance of repayment and is subject to revision or withdrawal at any time by the assigning rating agency, such ratings do provide the prospective investor with some indication that the proposed structure and revenue analysis for the obligation satisfy the rating agency's internal criteria for the applicable rating. However, the Trust intends to undertake transactions under this authority selectively, and only after having made its own independent evaluation with respect to the experience, credit history, and management expertise of the project owner and any credit enhancement provider. Unrated investments may also be less liquid than rated investments.

     As indicated in the Trust's current prospectus, for investments which involve credit enhancement, there is no assurance that the rating of the credit enhancement provider will continue for any given period of time or that it will not be revised downward or withdrawn entirely by the rating agency if, in the rating agency's judgment, circumstances so warrant. As described in the Trust's current prospectus, any such downward revision or withdrawal of such rating would be likely to signify an increase in the risk to the Trust associated with the related investment and would be likely to result in a reduction in the value of the related obligation. The Trust is not required to dispose of investments if the rating of the credit enhancement provider is downgraded or withdrawn, except to the extent required by certain investment restrictions which are described in the Trust's current prospectus. Notwithstanding any of the above, such a downward revision or withdrawal of a rating would not have any impact upon the project owner's obligation to repay the construction and/or permanent loan to the Trust.

     To the extent that any credit enhancement provider is unable or fails or refuses to honor its obligations, investments in this category will be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. Certain of these risks are described in the Trust's current prospectus under the caption "INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES, RELATED RISKS AND DEFAULT HISTORY."

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" APPROVAL OF AMENDMENTS TO THE TRUST'S CHARTER TO MODIFY CERTAIN OF THE CRITERIA FOR STATE AND LOCAL GOVERNMENT-RELATED PROJECTS AND PRIVATELY-COLLATERALIZED LOANS IN WHICH THE TRUST IS AUTHORIZED TO INVEST.


                         DESIGNATION OF AUDITORS

PROPOSAL IV:     TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT
                 PUBLIC ACCOUNTANTS

     The Participants will be requested to ratify the Board of Trustees' selection of Arthur Andersen LLP as the independent public accountants for the Trust for the current fiscal year. Representatives of Arthur Andersen LLP will be present at the Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANT FOR FISCAL 1999.


PROPOSALS FOR 2000 ANNUAL MEETING OF PARTICIPANTS

     Participants who wish to make a proposal to be included in the Trust's proxy statement and form of proxy for the Trust's 2000 Annual Meeting of Participants (expected to be held in April 2000) must cause such proposal to be received by the Trust at its principal office not later than December 17, 1999.

                               OTHER MATTERS

     The Trust currently has no independent investment adviser other than Wellington Management Company LLP. Investment decisions with respect to Trust assets other than those subject to the Investment Advisory Agreement with Wellington Management Company are made by the Chief Executive Officer and by the Chief Investment Officer of the Trust under the supervision of the Executive Committee and, ultimately, the Board of Trustees. Because both the Chief Executive Officer and the Chief Investment Officer are officers of the Trust and neither is engaged in the business of providing securities investment advice to others, neither the Chief Executive Officer nor the Chief Investment Officer is registered as an investment adviser under the Investment Advisers Act. For the foregoing reasons, the Participants will not be asked at the Meeting to approve any investment advisory contract relating to the Chief Executive Officer or the Chief Investment Officer.

     At the date of this Proxy Statement, the Trustees knows of no other matters that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Units represented by such Proxy in accordance with their best judgment.

     Participants who are unable to attend the Meeting in person are urged to forward their Proxies without delay. A prompt response will be appreciated.


                              By Order of the Board of Trustees




                              STEPHEN COYLE, Chief Executive Officer